Exhibit 99.1

Monthly Operating Report

CASE NAME: The Bombay Company, Inc. (1)	ACCRUAL BASIS

CASE NUMBER: 07-44084-dml-11

JUDGE: D. Michael Lynn

UNITED  STATES  BANKRUPTCY  COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY  OPERATING  REPORT

MONTH  ENDING: DECEMBER 2007 (2)

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Elaine D. Crowley	Senior Vice President, Chief Financial Officer and Treasurer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Elaine D. Crowley	January 25, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:
/s/ Charlotte B. Stadler	Assistant Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Charlotte B. Stadler	January 25, 2008
PRINTED NAME OF PREPARER	DATE

Notes:
[1]
A consolidated monthly operating report has been submitted for the following debtor entities: The Bombay Company, Inc. (Case No. 07-44084-dml-11), The Bombay Furniture Company, Inc. (Case No. 07-44085-dml-11), BBA Holdings, LLC (Case No.07-44086-dml-11), Bombay International, Inc. Case No. (07-44087-dml-11), Bailey Street Trading Company (Case No. 07-44088-dml-11), and  BMAJ, Inc. (Case No. 07-44061-dml-11). Jointly Administered Under The Bombay Company, Inc. (Case No. 07-44084-dml-11), (collectively, the "Debtors").

[2]
The Debtors operate under a retail (52-53 week) fiscal year, which ends on the Saturday nearest January 31.  For the purposes of the monthly operating reports, the following month-end dates have been reported: i) September 2007 ended on October 6, 2007; ii) October 2007 ended on November 3, 2007; iii) November 2007 ended on December 1, 2007; and

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-1

CASE NUMBER: 07-44084-dml-11

COMPARATIVE BALANCE SHEET

		Petition Date	October 2007	November 2007	December 2007
ASSETS		9/20/07
1.	CASH & CASH EQUIVALENTS (1)	$3,145,672	$23,792,779	$34,674,271	$29,646,525
2.	ACCOUNTS RECEIVABLE (NET)	$220,767	$218,889	$218,889	$270,903
3.	INVENTORY	$104,233,126	$90,873,577	$65,838,471	$15,142,324
4.	NOTES RECEIVABLE	$573,167	$582,539	$586,953	$586,953
5.	PREPAID EXPENSES	$8,411,346	$12,563,942	$12,233,793	$9,769,006
6.	OTHER CURRENT ASSETS	$1,514,755	$3,621,230	$4,258,435	$4,058,941
7.	TOTAL CURRENT ASSETS	$114,953,161	$107,860,177	$83,136,541	$29,828,127
8.	PROPERTY, PLANT & EQUIPMENT	$157,137,582	$156,962,933	$150,580,070	$145,303,849
9.	LESS: ACCUMULATED DEPRECIATION / DEPLETION
10.	NET PROPERTY, PLANT &
	EQUIPMENT	$54,561,915	$53,084,589	$48,601,780	$47,537,798
11.	DUE FROM INSIDERS	$(854,896)	$481,472	$2,272,359	$2,767,061
12.	OTHER ASSETS - NET OF AMORTIZATION (2)	$2,024,046	$1,970,145	$1,711,275	$1,632,093
13.	OTHER (ATTACH LIST)
14.	TOTAL ASSETS	$173,829,898	$187,189,162	$170,396,226	$111,411,604
POSTPETITION LIABILITIES
15.	ACCOUNTS PAYABLE		$3,856,282	$1,307,569	$3,248,359
16.	TAXES PAYABLE		$4,030,196	$4,568,529	$4,471,126
17.	PROFESSIONAL FEES		$4,376,054	$5,262,669	$2,393,833
18.	DEFERRED REVENUE		$85,513,615	$61,734,178	$18,041,877
19.	OTHER POST PETITION LIABILITIES		$10,616,805	$12,772,231	$6,270,802
20.	TOTAL POSTPETITION LIABILITIES		$108,392,952	$85,645,176	$34,425,997
PREPETITION LIABILITIES
21.	SECURED DEBT	$71,824,592	$0	$0	$0
22.	LIABILITIES SUBJECT TO COMPROMISE	$81,136,347	$69,522,623	$67,367,346	$67,325,321
23.	TOTAL PREPETITION LIABILITIES	$152,960,939	$69,522,623	$67,367,346	$67,325,321
24.	TOTAL LIABILITIES	$152,960,939	$177,915,575	$153,012,522	$101,751,318
EQUITY
25.	PREPETITION OWNERS' EQUITY	$20,868,959	$20,868,959	$20,868,959	$20,868,959
26.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(11,598,491)	$(3,492,625)	$(11,208,673)
27.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION) (3)		$3,119	$7,370
28.	TOTAL EQUITY	$20,868,959	$9,273,587	$17,383,704	$9,660,286
29.	TOTAL LIABILITIES & OWNERS' EQUITY	$173,829,898	$187,189,162	$170,396,226	$111,411,604

Notes:
[1]	As historically reported on the Debtors' SEC filings, cash and cash equivalents includes cash in the operating accounts, credit card receivables, store depository accounts, and foreign office accounts. In addition, cash and cash equivalents for the months ended after September 2007 include cash collateralized letters of credit.
[2]	Balance includes capitalized software and other intangibles.

Item 6: Other Current Assets	Petition Date	October 2007	November 2007	December 2007
Employee Receivables	$(3,176)	$(3,630)	$114,192	$9,150
Miscellaneous Receivables	1,188,193	1,572,576	1,562,710	1,303,630
DOM In transit - Non Merchandise	3,666	108	0	0
Deposits	311,825	2,037,929	2,567,286	2,731,914
Treasury Bond	37,922	37,922	37,922	37,922
Intl Claim Receivable	(23,675)	(23,675)	(23,675)	(23,675)
	$1,514,755	$3,621,230	$4,258,435	$4,058,941

Item 19: Other Post Petition Liabilities
Accrued Expenses/Inventory		$5,249,931	$7,348,201	$4,116,402
Customer Prepayments		2,972,676	2,630,428	(16,724)
Accrued Salaries		2,394,198	2,793,602	2,171,124
		$10,616,805	$12,772,231	$6,270,802

2 of 11

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-2

CASE NUMBER: 07-44084-dml-11

INCOME STATEMENT

		Sept / Oct 2007 (1)	November 2007	December 2007	QUARTER
REVENUES					TOTAL
1.	GROSS REVENUES	$57,073,374	$61,684,749	$83,112,651	$201,870,774
2.	LESS: RETURNS & DISCOUNTS	$(3,144,878)	$(734,437)	$560,932	$(3,318,383)
3.	NET SALES	$53,928,496	$60,950,312	$83,673,583	$198,552,391
4.	DELIVERY INCOME	$286,995	$17,166	$14,321	$318,482
5.	NET REVENUE	$54,215,491	$60,967,478	$83,687,904	$198,870,873
COST OF GOODS SOLD
6.	STORE COGS	$24,156,560	$26,337,223	$43,787,623	$94,281,406
7.	SHRINK	$269,617	$304,786	$1,209,371	$1,783,774
8.	DC EXPENSE	$1,419,649	$1,171,273	$3,013,466	$5,604,388
9.	DC FRIEGHT TO STORES	$1,983,519	$1,263,487	$2,057,552	$5,304,558
10.	HOME OFFICE ADJUSTMENTS	$(881,944)	$474,121	$5,151,038	$4,743,215
11.	TOTAL COST OF GOODS SOLD	$26,947,401	$29,550,890	$55,219,050	$111,717,341
12.	GROSS PROFIT	$27,268,090	$31,416,588	$28,468,854	$87,153,532
OPERATING EXPENSES
13.	BUYING AND OCCUPANCY COSTS	$5,747,626	$1,132,503	$(115,853)	$6,764,276
14.	PAYROLL	$5,168,912	$335,110	$(70,115)	$5,433,907
15.	HOME OFFICE OCCUPANCY	$553,070	$393,191	$311,702	$1,257,963
16.	CREDIT AND COLLECTIONS	$262,766	$70,360	$2,554	$335,680
17.	GENERAL	$97,332	$(2,631,394)	$(1,755,733)	$(4,289,795)
18.	INSURANCE AND TAXES	$1,300,727	$756,099	$915,065	$2,971,891
19.	PROFESSIONAL SERVICES	$(66,346)	$425,113	$(190,310)	$168,457
20.	JV EXPENSE, NET	$16,153,096	$34,609,259	$35,495,212	$86,257,567
21.	OTHER (Training, travel, public company exp.)	$80,951	$25,238	$115,878	$222,067
22.	TOTAL OPERATING EXPENSES	$29,298,134	$35,115,480	$34,708,400	$99,122,014
23.	INCOME BEFORE NON-OPERATING
24.	INCOME & EXPENSE	$(2,030,044)	$(3,698,892)	$(6,239,546)	$(11,968,482)
OTHER INCOME & EXPENSES
25.	NON-OPERATING INCOME (ATT. LIST) (3)		$12,949,695	$47,180	$12,996,875
26.	NON-OPERATING EXPENSE (ATT. LIST)	$4,270			$4,270
27.	INTEREST EXPENSE	$543,587			$543,587
28.	DEPRECIATION / DEPLETION				$0
29.	AMORTIZATION				$0
30.	ROYALTY FEE	$910,617			$910,617
31.	NET OTHER INCOME & EXPENSES	$1,458,474	$(12,949,695)	$(47,180)	$(11,538,401)
REORGANIZATION EXPENSES
32.	PROFESSIONAL FEES	$4,376,057	$1,144,937	$1,523,682	$7,044,676
33.	U.S. TRUSTEE FEES	$1,500	$0		$1,500
34.	OTHER (2)	$3,732,844	$0		$3,732,844
35.	TOTAL REORGANIZATION EXPENSES	$8,110,401	$1,144,937	$1,523,682	$10,779,020
36.	INCOME TAX	$(428)			$(428)
37.	NET PROFIT (LOSS)	$(11,598,491)	$8,105,866	$(7,716,048)	$(11,208,673)

Notes:
[1]	Period represents September 20, 2007 through November 3, 2007.
[2]	Represents written-off of capitalized origination fees (from pre-petition debt), debtor-in-possession financing costs, and related debtor-in-possession financing fees.
[3]	During November 2007, amount represents gain on sale of corporate building for $12.9 million

3 of 11

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-3

CASE NUMBER: 07-44084-dml-11

CASH RECEIPTS AND		September 2007 (1)	October 2007 (1)	November 2007	December 2007	QUARTER
DISBURSEMENTS						TOTAL
1.	CASH - BEGINNING OF MONTH	$881,175	$0	$3,768,145	$12,629,320	$881,175
RECEIPTS FROM OPERATIONS
2	TOTAL OPERATING RECEIPTS	$9,544,926	$35,821,540	$60,893,939	$83,280,900	$189,541,305
	NON - OPERATING RECEIPTS
3	LOANS & ADVANCES (REPAYMENT)	$5,998,804				$5,998,804
4	SALE OF ASSETS		$14,054,899	$15,873,115	$7,194,593	$37,122,607
5	REIMBURSEMENT (TO)/FROM LIQUIDATORS		$(22,622,814)	$(43,128,330)	$(64,794,419)	$(130,545,563)
6	OTHER (ATTACH LIST)					$0
7	TOTAL NON-OPERATING RECEIPTS	$5,998,804	$(8,567,915)	$(27,255,215)	$(57,599,826)	$(87,424,152)
8	TOTAL RECEIPTS	$15,543,730	$27,253,625	$33,638,724	$25,681,074	$102,117,153
9	TOTAL CASH AVAILABLE	$16,424,905	$27,253,625	$37,406,869	$38,310,395	$102,998,328
OPERATING DISBURSEMENTS
10	PAYROLL, PAYROLL TAXES, BENEFITS	$2,742,333	$6,145,897	$6,261,360	$8,246,291	$23,395,881
11	SALES, USE & OTHER TAXES PAID	$521,315	$200,710	$4,939,905	$4,703,381	$10,365,311
12	MERCHANDISE	$1,993,517	$4,320,802	$2,648,509	$2,865,378	$11,828,206
13	GENERAL AP	$379,832	$1,466,845	$1,269,315	$355,317	$3,471,309
14	RENT & OCCUPANCY	$6,216,359	$6,699,674	$6,782,997	$6,317,541	$26,016,571
15	FREIGHT	$389,714	$1,203,790	$2,196,670	$1,924,544	$5,714,718
16	CRITICAL VENDOR PAYMENTS	$2,422,588	$270,034	$145,775	$0	$2,838,397
17	OTHER (ATTACH LIST)	$1,394,563	$1,973,934	$238,796	$422,862	$4,030,155
18	TOTAL OPERATING DISBURSEMENTS	$16,060,221	$22,281,686	$24,483,327	$24,835,314	$87,660,548
REORGANIZATION EXPENSES
19	PROFESSIONAL FEES		$8,794	$292,722	$2,892,780	$3,194,296
20	U.S. TRUSTEE FEES			$1,500		$1,500
21	OTHER (ATTACH LIST)	$364,684	$1,195,000		$39,082	$1,598,766
22	TOTAL REORGANIZATION EXPENSES	$364,684	$1,203,794	$294,222	$2,931,862	$4,794,562
23	TOTAL DISBURSEMENTS (3)	$16,424,905	$23,485,480	$24,777,549	$27,767,176	$92,455,110
24	NET CASH FLOW	$(881,175)	$3,768,145	$8,861,175	$(2,086,102)	$9,662,044
25	CASH - END OF MONTH (2)	$0	$3,768,145	$12,629,320	$10,543,219	$10,543,219

Note:
[1]	September and October cash receipts and disbursements are for the period from September 22, 2007 through November 2, 2007.
[2]
Through October 17, 2007, the Debtors held a debtor-in-possession ("DIP") credit facility.  All cash flow receipts were swept into the DIP facility and subsequent advances were taken against the DIP facility for disbursement requirements.

[3]
All of the Debtors' disbursements are made from The Bombay Company, Inc. (Case No. 07-44084-dml-11) and The Bombay Furniture Company, Inc. (Case No. 07-44085-dml-11).  Disbursements by Debtor have been are as follows:

Total Disbursements	September 2007 (1)	October 2007 (1)	November 2007	December 2007	Total Disbursements
The Bombay Company, Inc. (07-44084-dml-11)	$16,424,905	$23,370,480	$24,663,019		$64,458,404
The Bombay Furniture Company, Inc. (07-44085-dml-11)		$115,000	114,530		$229,530
	$16,424,905	$23,485,480	$24,777,549	$0	$64,687,934

	September 2007	October 2007	November 2007	December 2007	Total
Item 17: Other Operating Disbursements
Insurance	159,988	344,519			504,507
Leasehold Improvements	-	30,330			30,330
Interest and Bank Fees	442,191	534,824			977,015
Transfers to/(from) Bombay Canada	792,384	1,064,261			1,856,645
International Offices			114,530	138,564	253,094
Other Corporate Expense			124,266	250,397	374,663
Inventory Taking				33,901	33,901
Total	$1,394,563	$1,973,934	$238,796	$422,862	$4,030,155

Item 21: Other Reorganization Expenses
GB Legal Fees	364,684	-	-	-	364,684
Tiger Break Up Fee	-	1,080,000	-	-	1,080,000
Foreign Office Severance	-	115,000	-	12,600	127,600
Completion Bonus				26,482	26,482
Total	$364,684	$1,195,000	$-	$39,082	$1,598,766

4 of 11

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-4

CASE NUMBER: 07-44084-dml-11

		SCHEDULE	MONTH	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	September	October	November	December
1.	0-30
2.	31-60
3.	61-90
4.	91+		$989,086	$987,208	$987,208	$987,208
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$989,086	$987,208	$987,208	$987,208
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		$(768,319)	$(768,319)	$(768,319)	$(768,319)
7.	ACCOUNTS RECEIVABLE (NET)	$0	$220,767	$218,889	$218,889	$218,889

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	December 2007

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$0
2.	STATE	$0
3.	LOCAL	$0
4.	SALES TAX	$3,610,497				$3,610,497
5.	TOTAL TAXES PAYABLE	$3,610,497	$0	$0	$0	$3,610,497

6.	ACCOUNTS PAYABLE

STATUS OF POSTPETITION TAXES	MONTH:	December 2007

		BEGINNING TAX	AMOUNT WITHHELD AND/	AMOUNT	ENDING TAX
FEDERAL		LIABILITY*	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	$0	$665,592	$665,592	$0
2.	FICA-EMPLOYEE	$0	$409,994	$409,994	$0
3.	FICA-EMPLOYER	$126,431	$419,689	$409,994	$136,126
4.	UNEMPLOYMENT	$5,849	$37,386	$26,775	$16,461
5.	INCOME	$0	$0	$0	$0
6.	OTHER PAYROLL TAXES	$31,267	$198,536	$197,967	$31,836
7.	TOTAL FEDERAL TAXES	$163,548	$1,731,197	$1,710,321	$184,424
STATE AND LOCAL
8.	WITHHOLDING	$0	$135,047	$135,047	$0
9.	SALES	$3,729,716	$4,325,905	$4,445,125	$3,610,497
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$19,965	$120,812	$88,561	$52,216
12.	OTHER PAYROLL TAXES	$530	$27,879	$27,936	$474
13.	REAL PROPERTY	$42,070	$17,776	$0	$59,846
14	PERSONAL PROPERTY	$286,239	$75,000	$0	$361,239
15	FRANCHISE	$82,500	$27,500	$0	$110,000
16	BUSINESS LICENSE TAX	$48,615	$22,000	$10,495	$60,120
17	TOTAL STATE & LOCAL	$4,209,636	$4,751,919	$4,707,163	$4,254,392
18	TOTAL TAXES	$4,373,184	$6,483,116	$6,417,484	$4,438,816

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

5 of 11

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-5

CASE NUMBER: 07-44084-dml-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH:	December 2007

BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A.	BANK:
B.	ACCOUNT NUMBER:				Total
C.	PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT	SEE MOR 5 ATTACHMENT (1)
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	NONE
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$215,900

13.	TOTAL CASH - END OF MONTH				$215,900

Note:
[1]
Due to the large number of bank accounts held by the Debtors, bank account reconciliations have not been completed through the end of December 2007.  The Debtors will report December bank reconciliation data in the following monthly operating reporting period.

6 of 11

The Bombay Company, Inc.
MOR 5 Attachment - Bank Reconciliations
MONTH: November 2007 (December 1, 2007)

Operating Accounts
BANK RECONCILIATIONS		ACCOUNT # 1	ACCOUNT # 2	ACCOUNT # 3	ACCOUNT # 4	STORES	CONSOLIDATED
A.	BANK:	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	Various	Various
B.	ACCOUNT NUMBER:	412-1166318	412-1166300	960-0058583	960-0058598	various	Various
C.	PURPOSE (TYPE):	Concentrator	Blocked	Accounts Payable	Payroll	Store Deposits	Store deposits
1.	Balance per bank statement	$-	$6,656.00	$-	$-	$224,796.02	$1,542,157.76
2.	Add: Total deposits not credited	$(19,089.91)	$10,531,331.61	$201,153.90	$2,215.55	$(211,332.35)	$397,764.60
3.	Subtract: Outstanding checks			$(8,291,522.91)	$(264,501.40)	$-	$(865,348.55)
4.	Other reconciling items	$21,592,211.64	$(493,321.59)	$194,748.02	$23,046.75	$(4,877.94)	$74,267.55
5.	Month end balance per books	$21,573,121.73	$10,044,666.02	$(7,895,620.99)	$(239,239.10)	$135,988.67	$1,148,841.36
6.	Number of last check written			1175383	503949

Store Accounts		STORES
BANK RECONCILIATIONS		Store 161	Store 162	Store 164	Store 166	Store 167	Store 168	Store 175	Store 188
A.	BANK:	FROST	UNITED CO.	NAT. CITY	FIDELITY	CITIZENS	WRENTHAM	SECURITY	JOHNSON
B.	ACCOUNT NUMBER:	420000221	2036105957	389048570	168400657	6100151980	16004061	906336	1000431649
C.	PURPOSE (TYPE):
1.	Balance per bank statement	$8,249.45	$7,121.14	$-		$7,971.59	$10,074.63	$8,702.57	$9,588.80
2.	Add: Total deposits not credited	$(1,723.86)	$(2,265.25)	$-		$(6,256.18)	$(4,845.63)	$(3,718.18)	$(5,002.71)
3.	Subtract: Outstanding checks			$-
4.	Other reconciling items	$(631.38)	$(308.55)	$-		$(541.75)	$(388.58)	$(419.80)	$(345.90)
5.	Month end balance per books	$7,157.47	$5,164.44	$-	$-	$2,341.76	$5,617.58	$5,404.19	$4,931.99
6.	Number of last check written

Store Accounts
BANK RECONCILIATIONS		Store 189	Store 195	Store 198	Store 223	Store 224	Store 265	Store 286	Store 289
A.	BANK:	REGIONS	REGIONS	NORTHWAY	CHASE	IBC	Amsouth Bank	Chase	Fifth Third Bank
B.	ACCOUNT NUMBER:	6454025679	6454025679	49505	576500454165	5558337101	18570909	Cons.	7690895029
C.	PURPOSE (TYPE):
1.	Balance per bank statement	$6,807.57	$9,716.38	$7,438.15	$3,867.65	$22,603.67	$9,288.59	$-	$1,941.22
2.	Add: Total deposits not credited	$(2,310.96)	$(1,690.83)	$(2,775.43)	$(2,108.74)	$(8,471.20)	$(5,777.54)	$-	$(1,533.39)
3.	Subtract: Outstanding checks
4.	Other reconciling items	$(57.74)	$(200.00)	$(293.93)	$(171.78)	$(207.60)	$(70.69)	$-	$(217.34)
5.	Month end balance per books	$4,554.35	$8,225.55	$4,956.65	$2,230.79	$14,340.07	$3,581.24	$-	$625.17
6.	Number of last check written

Store Accounts
BANK RECONCILIATIONS		Store 298	Store 441	Store 457	Store 488	Store 513	Store 519	Store 520	Store 525
A.	BANK:	Chase	Chase	West Suburban Bank	National City	US Bank	Security Service Fedeal	Bridgehampton National	National City
B.	ACCOUNT NUMBER:	780501387565	6106305992	2100037129	585187138	152302951180	4317030071	100193291	705800110
C.	PURPOSE (TYPE):							CLOSED 9/4/07
1.	Balance per bank statement	$13,140.39	$5,289.93	$8,366.45	$5,393.04	$4,473.50	$6,989.94	$4,567.84	$3,932.10
2.	Add: Total deposits not credited	$(106,471.44)	$(11,550.31)	$(4,678.59)	$(2,947.98)	$(1,542.55)	$(2,766.01)		$(1,994.15)
3.	Subtract: Outstanding checks
4.	Other reconciling items	$(667.16)	$(1,854.13)	$(728.11)	$492.00	$(525.29)	$(218.11)	$376.00	$(283.31)
5.	Month end balance per books	$3,136.11	$6,334.63	$4,415.97	$1,953.06	$3,456.24	$4,442.04	$4,191.84	$2,221.26
6.	Number of last check written

Store Accounts
BANK RECONCILIATIONS		Store 528	Store 696	Store 701	Store 704	Store 825	Store 861	Store 893	Store 896
A.	BANK:	Canadaigua National	CHASE	FIFTH THIRD	FIFTH THIRD	FIFTH THIRD	CITIZENS	CITIZENS	CITIZENS
B.	ACCOUNT NUMBER:	950000601	995010543265	83567335	7340323653	7020840364	6101383222	3308589437	6101636988
C.	PURPOSE (TYPE):
1.	Balance per bank statement	$7,576.90	$9,702.03	$2,994.80	$4,739.47	$4,213.17	$3,608.05	$7,388.38	$7,073.30
2.	Add: Total deposits not credited	$(3,051.55)	$(5,396.54)	$(1,564.97)	$(1,924.57)	$(1,700.03)	$(2,352.18)	$(4,663.83)	$(2,711.57)
3.	Subtract: Outstanding checks
4.	Other reconciling items	$(1,415.70)	$(93.32)	$(289.71)	$(44.79)	$(658.02)	$(218.59)	$(44.90)	$(291.40)
5.	Month end balance per books	$5,941.05	$4,398.81	$1,719.54	$2,859.69	$3,171.16	$1,474.46	$2,679.65	$4,581.13
6.	Number of last check written

Store Accounts
BANK RECONCILIATIONS		DC 901	DC 903	DC 905	DC 907	DC 909
A.	BANK:	STATE NATIONAL	MANUFACTURER'S TRUST	BOA	CITIZEN'S NATIONAL	FIFTH THIRD BANK
B.	ACCOUNT NUMBER:	101932200	78070511	3256672959	243133165	7651702099
C.	PURPOSE (TYPE):
1.	Balance per bank statement	$538.92	$3,112.90	$2,643.03	$5,387.58	$292.89
2.	Add: Total deposits not credited	$(324.80)	$-	$(2,740.00)	$(4,290.38)	$(181.00)
3.	Subtract: Outstanding checks
4.	Other reconciling items	$595.69	$210.26	$1,093.55	$3,080.24	$461.90
5.	Month end balance per books	$809.81	$3,323.16	$996.58	$4,177.44	$573.79
6.	Number of last check written

7 of 11

The Bombay Company, Inc.
MOR 5 Attachment - Bank Reconciliations
MONTH: November 2007 (December 1, 2007)

		Consolidated Stores
BANK RECONCILIATIONS		ACCOUNT # 1	ACCOUNT # 2	ACCOUNT # 3	ACCOUNT # 4	ACCOUNT # 5	ACCOUNT #6
A.	BANK:	Wells Fargo	PNC	Wachovia	Chase	Suntrust	Bank of America
B.	ACCOUNT NUMBER:	4944050095	3095429814	2000013850397	1596058972	7020723321
C.	PURPOSE (TYPE):	store deposits	store deposits	store deposits	Store deposits	Store deposts	Store Deposits
1.	Balance per bank statement	$124,614.52	$27,562.82	$101,227.94	$142,788.96	$49,564.46	$1,096,399.06
2.	Add: Total deposits not credited	$79,386.17	$19,404.74	$97,980.65	$166,515.13	$34,477.91
3.	Subtract: Outstanding checks	$(207,125.94)	$(41,560.16)	$(222,030.72)	$(311,070.51)	$(83,561.22)
4.	Other reconciling items	$(573.25)	$756.24	$25,239.13	$43,973.59	$4,871.84
5.	Month end balance per books	$(3,698.50)	$6,163.64	$2,417.00	$42,207.17	$5,352.99	$1,096,399.06
6.	Number of last check written

8 of 11

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-6

CASE NUMBER: 07-44084-dml-11

MONTH:	December 2007

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

	INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID (1)	TO DATE
1.	Elaine D. Crowley	Salary	$29,148	$93,255
2.	Don Roach	Salary	$25,796	$82,548
3.	Dave Stewart	Salary	$0	$88,758
4.	Steve Woodward	Salary	$0	$18,339
5.	Mike Veitenheimer	Salary	$25,816	$82,610
6	Linda Stephenson	Salary	$40,779	$85,596
7	Don Roach	Expense Reimbursement	$120

9.	TOTAL PAYMENTS
	TO INSIDERS		$121,659	$451,105

PROFESSIONALS
	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT (1)	AMOUNT APPROVED (2)	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCUURED & UNPAID *
1.	Asset Disposition Advisors (1)	N/A	544,008	544,008	544,008	701,832
2.	Baker McKenzie	N/A	66,808	66,808	66,808	43,616
3.	Haynes and Boone	N/A	647,327	647,327	647,327	294,019
4.	FTI Consulting, Inc. (1)	N/A	142,985	142,985	142,985	2,059,450
5.	Mesirow Financial	N/A	123,093	123,093	123,093	41,218
6	Cooley Godward Kronish	N/A	523,096	523,096	523,096	282,008
7	Forshey and Prostok	N/A	103,999	103,999	103,999	32,778
8	Financial Dynamics	N/A	936	936	936	59,095
9	Lang Mitchner	N/A	51,155	51,155	51,155	12,643
10	Alix Partners		403,888	403,888	$662,210	135,000
11	TOTAL PAYMENTS
	TO PROFESSIONALS		$2,607,294	$2,607,294	$2,865,616	$3,661,658

*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Utility Deposits	-	821	-
2.	Freight Deposits		200,000
3	TOTAL	$-	$200,821	-

Note:
[1]	Professional fees include accrued success fees for FTI Consulting, Inc. and Asset Disposition Advisors of $1 million and $500,000, respectively.
[2]
Per the administrative Order Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals and Committee Members (the “Administrative Order”), entered October 17, 2007, professionals may be paid eighty percent (80%) of the fees and one hundred percent (100%) of the out-of-pocket expenses as set forth in the applicable monthly fee statement if no objections are made within ten (10) days after submission.

9 of 11

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-7

CASE NUMBER: 07-44084-dml-11

MONTH:	December 2007

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE	X [1]
THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT		X
OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR	X [2]
LOANS) DUE FROM RELATED PARTIES?
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES	X [3]
THIS REPORTING PERIOD?
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE		X
DEBTOR FROM ANY PARTY?
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES		X
PAST DUE?
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS		X
DELINQUENT?
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE	X [4]
REPORTING PERIOD?
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

[1]
During the reporting period, BBA Holdings, LLC (Case No.07-44086-dml-11) held an auction to sell its intellectual property. The auction was authorized by the United States Bankruptcy Court of the Northern District of Texas, Fort Worth Division (the "Bankruptcy Court") and the final sale terms were approved during January 2008.

[2]	As of the end of the reporting period, intercompany receivables exist with The Bombay Furniture Company of Canada, Inc.
[3]	As authorized by certain first day orders entered by the Bankruptcy Court, the Debtors have made certain permitted payments on pre-petition claims.
[4]	As authorized by the Bankruptcy Court, the Debtors paid certain 2007 pre-petition personal and real property taxes.

10 of 11

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-7

CASE NUMBER: 07-44084-dml-11

MONTH:	December 2007

QUESTIONNAIRE

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER	X
NECESSARY INSURANCE COVERAGES IN EFFECT?
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
General Liability	Federal (Chubb)/ Liberty Mutual	Feb 1,2007 through January 31, 2008	Annual premium paid to date
Auto Liability & Physical Damage	Federal (Chubb)/ Liberty Mutual	Feb 1,2007 through January 31, 2008	Annual premium paid to date
Workers Compensation	Federal (Chubb)/ Liberty Mutual	Feb 1,2007 through January 31, 2008	Annual premium paid to date
Liability Umbrella	Firemen's Fund	Feb 1,2007 through January 31, 2008	Annual premium paid to date
Foreign Liability	Great Northern (Chubb)	Feb 1,2007 through January 31, 2008	Annual premium paid to date
Property, Boiler & Machinery	Lexington	Feb 1,2007 through January 31, 2008	Annual premium paid to date
XS Earthquake	Essex/ACE	Feb 1,2007 through January 31, 2008	Annual premium paid to date
Directors & Officers Liability	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Fiduciary Liability	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Employee Dishonesty	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Travel & Accident	Federal (Chubb)	July 1,2007 through June 30, 2008	Annual premium paid to date
Other Crime (K&R)	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Internet Liability	Axis Specialty Insurance Company	June 1,2007 through May 31, 2008	Annual premium paid to date
Ocean Marine	Indem Ins Co of N.A.	Feb 1,2007 through January 31, 2008	Annual premium paid to date

11 of 11